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                                                                   EXHIBIT 10.14





                                  June 28, 1996

National Westminster Bank Plc
175 Water Street,  20th Floor
New York, New York   10038
Attention: Mortgage and Asset-Backed
            Securities Group
Telecopy:         (212) 602-5726
Confirmation:     (212) 602-5705

     Re:  NOTICE OF EXTENSION OF AGREEMENT NO. 5

Ladies and Gentlemen:

          1. Pursuant to the Interim Loan and Security Agreement, dated as of April 21, 1995 (as amended from time to time, the "AGREEMENT"), between you and Aames Capital Corporation (the "BORROWER"), the undersigned Borrower hereby requests:

          (i) that the Funding Period be extended to the period from June 28, 1996 to but excluding January 1, 1997 (the "FUNDING TERMINATION DATE");

          (ii) that the Maximum Funding Amount, for the Funding Period as so extended, be $150,000,000;

          (iii) that, for purposes of calculating interest on Advances, the amount to be added to Adjusted LIBOR remain 0.875%;

          (iv) that the Designated Trusts in respect of the Advances to be made during the Funding Period as so extended be Aames Mortgage Trust 1996-C (the "1996-C TRUST") and Aames Mortgage Trust 1996-D (the "1996-D TRUST");
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          (v) that the 1996-C Trust close not later than September 30, 1996 and that the 1996-D Trust close not later than the Funding Termination Date; and

          (vi) that, notwithstanding Section 2(d) of the Agreement, not less than 90% of Advances (by principal balance plus accrued interest) made in respect of the 1996-C Trust shall mature and shall be due on the related Maturity Date therefor (as provided for in Section 2(d) of the Agreement) and the Maturity Date for the portion of such Advances not repaid on such date shall be the Maturity Date for the 1996-D Trust.

The undersigned Borrower agrees that, upon acceptance by the Lender of this Notice of Extension of Agreement No. 5 by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement No. 4 in the manner set forth in this paragraph 1.

          2. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Funding Termination Date requested herein, before and after giving effect thereto:

               A. Each of the representations and warranties contained in the Agreement, the Custodial Agreement and the Guarantee are true and correct in all material respects; provided that the reference to December 31, 1994 in Section 5(a)(iv) of the Agreement shall be deemed to be a reference to March 31, 1996; and

               B. No Default or Event of Default has occurred and is continuing.

          3. Unless otherwise defined in this Notice of Extension of Agreement No. 5, terms defined in the Agreement shall have their defined
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meanings when used herein.

          4. Except as expressly modified by this Notice of Extension of Agreement No. 5, the Agreement shall be in full force and effect.

          5. This Notice of Extension of Agreement No. 5 and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          6. The undersigned Borrower is delivering herewith to the Lender an opinion of counsel to the Borrower, substantially in the form of Exhibit B-2 to the Agreement.


     IN WITNESS WHEREOF, the undersigned Borrower has caused this Notice of Extension of Agreement No. 5 to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

                              AAMES CAPITAL CORPORATION



                              By: /s/ Mark E. Elbaum
                                 ----------------------------------
                                      Mark E. Elbaum
                                      Senior Vice President - Finance

AGREED TO AND ACCEPTED:

NATIONAL WESTMINSTER BANK PLC,
     NEW YORK BRANCH AND NASSAU BRANCH


By:   /s/ Joseph N. Walsh III
   ----------------------------
      Name:  Joseph N. Walsh III
      Title: Managing Director

Date: June 28, 1996
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